SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                October 25, 2005
                                ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           Omni Medical Holdings,Inc.
                           --------------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       000-26177                  87-0425275
       ----                       ---------                  ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                           1257 Lake Plaza Dr., #219
                           Colorado Springs, CO 80906
                           --------------------------
                   (Address of Principal Executive Offices)

                                (719)884-2131
                                -------------
                                Telephone No.

                           1107 Mt. Rushmore Road
                            Rapid City, SD 57701
                            --------------------
                              (Former Address)

Item 7.01  Regulation FD Disclosure

     See Exhibit 99, Press Release dated October 28,2005, a copy of which is attached hereto and incorporated herein by reference. Due to this reverse split, Omni Medical Holdings, Inc. has determined that it will abandon the Preliminary 14C Information Statement respecting an increase in our authorized shares that was filed with the Securities and Exchange Commission on August 8, 2005.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Omni Medical Holdings, Inc.


Date:10/25/05                    /s/ Arthur Lyons
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                                 Arthur Lyons
                                 Chief Executive Officer